The UBS Funds

Prospectus Supplement

July 1, 2010

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS Dynamic Alpha Fund series (the "Fund") of The UBS Funds (the "Trust") dated October 28, 2009, as follows:

Effective July 1, 2010, Phillip A. Torres was added as a portfolio manager for the Fund.

Therefore, the second paragraph under the heading "Management " and the sub-heading "Portfolio management" on page 45 of the Fund's Prospectus is deleted in its entirety and replaced by the following:

Curt Custard, Andreas Koester and Jonathan Davies are the lead portfolio managers for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund and the UBS Global Frontier Fund. Phillip Torres is also a lead portfolio manager for the UBS Dynamic Alpha Fund. Messrs. Custard, Koester, Davies and Torres have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Custard and Mr. Koester, as senior portfolio managers for the Funds, have responsibility for allocating each portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team, reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives and strategies and, with respect to the UBS Global Frontier Fund, determining the amount of leverage to use in the portfolio. Mr. Davies, as senior portfolio manager for the Funds, has responsibility for setting the currency strategies and making all currency decisions for the Funds, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Torres, as senior portfolio manager for the Fund, has responsibility for contributing to the equity and bond market positioning of the Fund, generation and analysis of new trade ideas, and portfolio construction. Information about Messrs. Custard, Koester, Davies and Torres is provided below.

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In addition, the following paragraph is added as the last paragraph under the heading "Management " and the sub-heading "Portfolio management" on page 45 of the Fund's Prospectus:

Phillip Torres is Executive Director and is Head of Absolute Return Oriented Strategies in the Asset Allocation & Currency team with the Global Investment Solutions team. Mr. Torres has been at UBS Global Asset Management since 2010. Prior to joining UBS Global Asset Management, Mr. Torres was a portfolio manager at ForSix Asset Management (2009-2010) and Vara Capital Management (2005-2009). Mr. Torres has been a portfolio manager of the UBS Dynamic Alpha Fund since July 1, 2010.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED OCTOBER 28, 2009.

The UBS Funds

Supplement to the Statement of Additional Information ("SAI")

July 1, 2010

Dear Investor,

The purpose of this supplement is to update the SAI of the UBS Dynamic Alpha Fund series of The UBS Funds (the "Trust") dated October 28, 2009, as follows:

Effective July 1, 2010, Phillip A. Torres was added as a portfolio manager for the UBS Dynamic Alpha Fund. Therefore, on page 72 of the SAI, the following information is added beneath "Curt Custard" under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers":

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio Manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number		Assets managed (in millions)
Phillip A. Torres(c) (UBS Dynamic Alpha Fund)	3	$31	5	$65	5	(10)	$0	(11)

(c)  Mr. Torres became a portfolio manager of the Fund on July 1, 2010. Information provided for Mr. Torres is as of May 31, 2010.

(10)  Information is as of April 30, 2010.

(11)  Accounts in this category totaled less than $1 million.

In addition, on page 75 of the SAI, the following information is added beneath "Jonathan Davies" under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers":

Portfolio Manager/Fund	Range of shares owned**
Phillip A. Torres# UBS Dynamic Alpha Fund	None

#  Information for Mr. Torres is as of May 31, 2010.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR SAI DATED OCTOBER 28, 2009.

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